                                                                  EXHIBIT 10.18


                         AMENDMENT TO CREDIT AGREEMENTS

        THIS AMENDMENT ("Amendment") made as of October 13, 1995, between ECC INTERNATIONAL CORP. ("ECC"), ECC SIMULATION LIMITED ("Simulation") and FIRST FIDELITY BANK, NATIONAL ASSOCIATION ("Bank").


                                   Background

        Bank and ECC entered into a certain Term Loan and Revolving Credit Agreement dated as of September 20, 1994 (as amended to date, the "ECC Credit Agreement") relative to, inter alia, a Revolver (the "ECC Revolver"), as more fully set forth therein, the terms of which are incorporated herein by reference. Bank and Simulation entered into a certain Revolving Credit Agreement dated as of September 20, 1994 (as amended to date, the "Simulation Credit Agreement") relative to a Revolver (the "Simulation Revolver"), as more fully set forth therein, the terms of which are incorporated herein by reference. The parties desire to amend the ECC Credit Agreement and the Simulation Credit Agreement in the manner hereinafter provided.

        NOW, THEREFORE, the parties, INTENDING TO BE LEGALLY BOUND, agree as follows:

        1. Maximum Principal Amount of ECC Revolver. Effective October 13, 1995 and notwithstanding Section A.2.b. of the ECC Credit Agreement to the contrary, the maximum aggregate principal amount of advances, including the face amount of Letters of Credit (as defined in the ECC Credit Agreement), to be outstanding at any time under the ECC Revolver (the "Maximum Principal Amount") shall be an amount which, when taken together with the principal amount of cash advances and the face amount of letters of credit outstanding under the Simulation Revolver, is not greater than $15,000,000.

        2. Maximum Principal Amount of Simulation Revolver. Effective October 13, 1995 and notwithstanding Section A.1.b. of the Simulation Credit Agreement to the contrary, the Maximum Principal Amount (as defined in the Simulation Credit Agreement) of advances, including the face amount of letters of credit, to be outstanding at any time under the Simulation Revolver shall be an amount which is equal to the lesser of (i) $4,000,000 or (ii) an amount which, when taken together with the principal amount of cash advances and the face amount of letters of credit outstanding under the ECC Revolver, is not greater than $15,000,000.

        3. Currency Fluctuations. Notwithstanding Section A.1.i. of the Simulation Credit Agreement to the contrary, if due solely to fluctuations in the exchange rate for Dollars and Pounds

Sterling, the Equivalent Dollar Amount (as defined in the Simulation Credit Agreement) of outstanding cash advances and the face amount of outstanding letters of credit made in Pounds Sterling, when taken together with outstanding cash advances and the face amount of outstanding letters of credit made in Dollars under the Simulation Credit Agreement, exceeds $4,000,000 but does not exceed $4,400,000, Simulation need not repay such excess until the Expiration Date, provided, that if the same exceeds $4,400,000 or if the Equivalent Dollar Amount of outstanding cash advances and the face amount of outstanding letters of credit made in Pounds Sterling, when taken together with the sum of outstanding cash advances and the face amount of outstanding letters of credit made in Dollars and the principal amount of cash advances and the face amount of credit outstanding under the ECC Revolver, exceeds $15,000,000, Simulation will repay the principal of the Simulation Revolver in the amount of such excess within one (1) Business Day after notice thereof from Bank.

        4.  Simulation Letters of Credit.   Bank agrees that advances under the
Simulation Revolver may, if requested by Simulation, be in the form of one or more letters of credit (each a "Letter of Credit" and, collectively, the "Letters of Credit"), subject to the following terms:

                a. Upon the request of Simulation made to Bank not later than ten (10) Business Days prior to the date on which Simulation requests that a Letter of Credit be issued hereunder, Bank shall under and subject to the terms and conditions hereof issue standby letters of credit under the Revolver for the account of Simulation from time to time through but not including the Expiration Date, up to an aggregate face amount (the "LC Sublimit") at any time outstanding equal to $500,000. letters of Credit issued hereunder shall be under such terms, including provisions for draw and expiration date, as shall be acceptable to Bank in its discretion, and shall be available only for the purpose of securing rental obligations of Simulation for leased locations. Letters of Credit shall be denominated in Dollars or Pounds Sterling.

                b. Bank shall have the right, in its absolute discretion and whether or not an Event of Default has occurred or is continuing under the Simulation Credit Agreement, to provide the beneficiary of any of the Letters of Credit with notice of non-renewal in accordance with the provisions, if any, of the Letters of Credit relating thereto.

                c. Simulation agrees to provide Bank with Cash Collateral (meaning for all purposes hereof cash in Dollars) in the following amounts upon the following events:

                        (1) On the Expiration Date, Simulation will provide Bank with Cash Collateral in an amount equal to the face amount of all Letters of Credit then outstanding;

                        (2) If at any time the face amount of Letters of Credit then outstanding exceeds the LC Sublimit, Simulation will at such time provide Bank with Cash Collateral in an amount equal to the aggregate of such excess;

                        (3) Upon the occurrence of an event of Default, Simulation will provide Bank with Cash Collateral in an amount equal to the aggregate face amount of all outstanding Letters of Credit.

                d.  Cash Collateral provided to Bank pursuant to subparagraph
c. above shall be held by Bank as security for the prompt satisfaction of all of the Liabilities (as defined in the Simulation Credit Agreement), and shall be deemed to be "Collateral" for all purposes of the Simulation Credit Agreement.

                e. Reimbursement of Letters of Credit Disbursements. Simulation agrees to reimburse Bank for the amount of each payment by Bank under any Letter of Credit (a "Letter of Credit Disbursement") made by Bank on the date (the "Letter of Credit Disbursement Date") on which the Letter of Credit Disbursement was made. Such obligation of Simulation to reimburse Bank for any such Letter of Credit Disbursement is herein referred to as a "Reimbursement Obligation." If any Reimbursement Obligation is not paid in full by Simulation to Bank on the corresponding Letter of Credit Disbursement Date (for this purpose payments received by Bank after 1:30 p.m., Philadelphia, Pennsylvania time on any Business Day shall be deemed to have been made on the next succeeding Business Day), the unpaid amount of such Reimbursement Obligation shall bear interest for each day from the corresponding Letter of Credit Disbursement Date until payment in full thereof (after, as well as before, judgment), payable on demand, at the Default Rate (as defined in the Revolving Credit Note to be executed pursuant to Section 6.b. hereof).

                f. Letter of Credit Charges and Fees. Simulation agrees to pay on demand to Bank, with respect to the amendment or transfer of any Letter of Credit and each drawing made under any Letter of Credit, documentary and processing fees and charges in accordance with Bank's fees and charges in effect at the time of such amendment, transfer or drawing, as the case may be. Also, a letter of credit fee will be payable by Simulation in the amount of 1% of the face amount of each Letter of Credit, payable upon issuance thereof and on each anniversary thereof.

                g. Obligations Absolute. All Reimbursement Obligations of Simulation arising from Letter of Credit Disbursements shall be unconditional and absolute and shall be paid strictly in accordance with the terms of this Agreement under all circumstances whatsoever including, without limitation, the following circumstances: (i) any lack of validity or enforceability of any Letter of Credit; (ii) the existence of any claim, set-off, defense or other right which Simulation may have at any time against any beneficiary or any transferee of any Letter of Credit (or any person for whom any such beneficiary or transferee may be acting), or any other person, whether in connection with the Simulation Credit Agreement, the transactions contemplated therein or any unrelated transaction (including any underlying transaction between Simulation or any of its subsidiaries or affiliates and the beneficiary for which any Letter of Credit was procured); (iii) any draft, demand, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect, except to the extent Simulation proves that such payment constituted negligence or willful misconduct on the part of Bank; or (iv) payment by Bank under any Letter of Credit against presentation of a demand, draft, certificate or other document which does not comply with the terms of the Letter of Credit, except to the extent that Simulation proves that such payment constituted negligence or willful misconduct on the part of Bank; (v) the failure or delay on the part of Bank in giving any notice hereunder; (vi) any draw thereunder being a consequence of Bank's non-renewal of any Letter of Credit; or (vii) any other circumstance or happening whatsoever, whether similar or dissimilar to any of the foregoing.

                h.  Indemnification; Nature of Duties.

                        (1) In addition to amounts payable as elsewhere provided in the Simulation Credit Agreement and/or in this Amendment, Simulation hereby indemnifies and holds harmless Bank from and against any and all claims, damages, losses, liabilities, costs or expenses whatsoever which Bank may incur (or which may be claimed against Bank by any person) by reason of or in connection with the issuance or transfer of, or payment or failure to pay under, any Letter of Credit, or the involvement by Bank in any suit, proceeding or action as a consequence, direct or indirect, of Bank's issuance of any Letter of Credit, except for any such claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, which Simulation proves were caused by the gross negligence or willful misconduct of Bank in determining whether a certificate, draft, statement or document presented under any Letter of Credit complied with the terms of the Letter of Credit.

                        (2) As between Simulation and Bank, Simulation assumes all risks of the act or omissions of the beneficiary or any transferee of any Letter of Credit with respect to such beneficiary's or transferee's use of the Letter of Credit. Bank shall not be liable or responsible for: (A) the use which may be made of any Letter of Credit or the proceeds of any drawing thereunder or for any acts or omissions of the beneficiary or any transferee in connection therewith; (B) the validity, sufficiency or genuineness of certificates, drafts or documents presented under any Letter of Credit that appear on their face to be in order, or of any endorsement thereon, even if any of the same should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged; (C) payment by Bank under any Letter of Credit against presentation of drafts, certificates or documents which do not comply with the terms of the Letter of Credit, including failure of any such drafts, certificates or documents to bear any reference or adequate reference to the Letter of Credit, or for any failure of the beneficiary of any Letter of Credit otherwise to comply fully with the conditions required in order to draw under the Letter of Credit; (D) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or the proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; or (E) any other circumstances whatsoever in making or failing to make payment under any Letter of Credit, except only that Bank shall be liable to Simulation to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by Simulation which Simulation proves were caused by Bank's gross negligence or willful misconduct in connection with the matters referred to in clauses (B) through (E) above. In furtherance and not in limitation of the foregoing, Bank may accept drafts, certificates or documents presented to it under any Letter of Credit that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and any action taken or omitted by Bank under or in connection with any Letter of Credit, if taken or omitted in good faith and without willful misconduct or gross negligence, shall not put Bank to any resulting liability to Simulation.

                i. Payments to Bank. All payments to be made by Simulation to Bank in respect of Reimbursement Obligations due from Simulation shall be payable in Dollars on the day when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, and an action therefor shall immediately accrue.

                j. Application. Simulation shall, as a condition to the issuance by Bank of any Letter of Credit, execute and deliver to Bank Bank's then standard Letter of Credit Application as Bank may require in connection with the issuance of a Letter of Credit, provided, that in the event of any express inconsistency between the terms of any such Application and the terms hereof, the latter shall control.

        5. Commitment Fee. Effective October 1, 1995, and in lieu of the Commitment Fee payable by ECC under Section F.2. of the ECC Credit Agreement, ECC shall pay to Bank an unused commitment fee in the amount of 1/4 of 1% of the average unused portion of Bank's aggregate commitment under the ECC Revolver and the Simulation Revolver, determined quarterly and payable in arrears at the end of each such quarterly period.

        6. Conditions. The obligation of Bank to increase the Maximum Principal Amount of the Revolvers as set forth in Sections 1 and 2 hereof is subject to the following conditions precedent:

                a. ECC shall, concurrently herewith, execute and deliver to Bank an amended and restated Revolving Credit Note in the face amount of $15,000,000, which amended and restated Revolving Credit Note, together with any attachments thereto and amendments, modifications or restatements thereof or thereto, shall constitute the "Revolving Credit Note" for all purposes of the ECC Credit Agreement and other Loan Documents referred to therein;

                b. Simulation shall, concurrently herewith, execute and deliver to Bank an amended and restated Revolving Credit Note in the face amount of $4,000,000, which amended and restated Revolving Credit Note, together with any attachments thereto and amendments, modifications or restatements thereof or thereto, shall constitute the "Revolving Credit Note" for all purposes of the Simulation Credit Agreement and other Loan Documents referred to therein;

                c. Each of ECC and Simulation shall, concurrently herewith, deliver to Bank certified resolutions of its Board of Directors authorizing ECC and Simulation, as applicable, to execute, deliver and perform this Amendment and any documents required to be executed by it in connection herewith.

        7. Reaffirmation. Except as specifically modified by this Amendment, the ECC Credit Agreement and the Simulation Credit Agreement and all other Loan Documents referred to in either thereof shall remain unchanged and in full force and effect, and this Amendment shall be construed as supplemental thereto, and each of ECC and Simulation hereby reaffirms all of its Liabilities thereunder and agrees that the same are owing to Bank in accordance with the terms thereof without off-set, counterclaim or defense of any nature. Each of ECC and Simulation further reaffirms all guaranties, liens and security interests heretofore granted by it to Bank pursuant to the Loan Documents, including without limitation the liens, security interests and guaranties granted pursuant to the Security Agreement dated September 20, 1994 among Bank, ECC, ECC International, Inc. and Educational Computer Corporation International ("Security Agreement"), that certain Guarantee and Debenture dated September 20, 1994 executed and delivered by Simulation to Bank ("Guaranty and Debenture") and that certain Guaranty and Surety Agreement dated September 20, 1994 from ECC, ECC International, Inc. and Educational Computer Corporation to Bank ("Guaranty"); and agrees that the ECC Revolver and the Simulation Revolver, as the Maximum Principal Amount of each thereof is amended pursuant to Sections 1 and 2 hereof, and all Reimbursement Obligations of Simulation, constitute a "Liability" for all purposes of said Security Agreement, a "Secured Liability" for all purposes of said Guaranty and Debenture and a "Liability" for all purposes of said Guaranty.

                IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                        ECC INTERNATIONAL CORP.


                                        By:  /s/  G. W. Murphy, CEO
                                            -----------------------------------
                                            Name:  George W. Murphy
                                            Title: President/CEO

                                    Attest:  /s/  Richard F. Thompson
                                            -----------------------------------
                                            Name:  Richard F. Thompson
                                            Title:  Secretary/Treasurer



                                        ECC SIMULATION LIMITED


                                        By:  /s/  G. W. Murphy, Director
                                            -----------------------------------
                                            Name:  George W. Murphy
                                            Title:  Director

                                    Attest:  /s/  Richard F. Thompson
                                            -----------------------------------
                                            Name:  Richard F. Thompson
                                            Title:  Secretary/Treasurer



                                        FIRST FIDELITY BANK,
                                        NATIONAL ASSOCIATION


                                        By:  /s/  Jack P. Albaugh
                                            ----------------------------------
                                            Name:  Jack P. Albaugh
                                            Title:  Vice President

                                JOINDER


        Each of the undersigned consents to the foregoing Amendment, the terms of which are incorporated herein by reference, and agrees with Bank that the Revolver for ECC International Corp. and the Revolver for ECC Simulation Limited, as the Maximum Principal Amount of each thereof is amended pursuant to Sections 1 and 2 of the within Amendment, and all Reimbursement Obligations of Simulation for letters of credit, constitute a "Liability" for all purposes of
(A) that certain Guaranty and Surety Agreement dated September 20, 1994 executed and delivered by Educational Computer Corporation International and ECC International, Inc. to Bank, (B) that certain Guaranty and Surety Agreement dated September 20, 1994 executed and delivered by Educational Computer Corporation International, ECC International, Inc. and ECC International Corp. to Bank, and (C) that certain General Security Agreement dated September 20, 1994 among Bank, ECC International Corp., Educational Computer Corporation International and ECC International, Inc.

        IN WITNESS WHEREOF, the undersigned have executed this Joinder this 13th day of October, 1995.


                                        ECC INTERNATIONAL, INC.


                                        By:  /s/  G. W. Murphy, CEO
                                            -----------------------------------
                                            Name:  George W. Murphy
                                            Title: President/CEO


                                        EDUCATIONAL COMPUTER CORPORATION
                                        INTERNATIONAL

                                        By:  /s/  G. W. Murphy, Director
                                            -----------------------------------
                                            Name:  George W. Murphy
                                            Title:  Director

                                                      REVOLVING CREDIT NOTE
                                                   Obligation No.______________

                                                               October 13, 1995
                                                     Philadelphia, Pennsylvania

$15,000,000

FOR VALUE RECEIVED, and intending to be legally bound hereby, the undersigned Borrower, ECC International Corp., unconditionally promises to pay to the order of FIRST FIDELITY BANK, NATIONAL ASSOCIATION (the "Bank"), the principal amount of all advances that are now or may hereafter be made hereunder and that are then outstanding, together with accrued, unpaid interest thereon and any unpaid costs and expenses payable hereunder, on September 19, 1997.

A.  Terms of Note.

    1. Interest Payments. Interest on the principal balance hereof shall, except as provided in subpart A.B. below, accrue at such rates and be payable in accordance with Section A.2. of that certain Term Loan and Revolving Credit Agreement dated September 20, 1994 between the Bank and the Borrower, as amended to date, including by Amendment of even date herewith (together with any exhibits thereto and amendments and modifications thereto in effect from time to time, the "Loan Agreement").

    2. Computation of Interest. Interest hereunder shall be computed daily on the basis of a year of 360 days for the actual number of days elapsed. All payments hereunder shall be made in lawful currency of the United States of America and in immediately available funds at the Bank's address set forth in the Loan Agreement or at such other address as the Bank shall notify the Borrower of in writing.

    3. Incorporation by Reference. This Note is the Revolving Credit Note referred to in the Loan Agreement and is subject to the terms and conditions thereof, which terms and conditions are incorporated herein, including, without limitation, terms pertaining to definitions, representations, warranties, covenants, events of default and remedies. Any capitalized term used herein without definition shall have the definition contained in the Loan Agreement.

    4. Borrowing Requests; Crediting of Account. Any request for borrowing pursuant to this Note shall be made by the Borrower in writing in the form of a "Notice of Borrowing Under Revolving Credit" attached hereto as Exhibit A and in accordance with the terms of the Loan Agreement. Unless otherwise requested by the Borrower in writing at least one (1) Business Day prior to the date of a requested advance, each advance hereunder shall be made by crediting the Account as defined in the Loan Agreement with the amount of the advance. All advances made by crediting the Account or any other account of the Borrower at the Bank shall be conclusively presumed to have been properly authorized by the Borrower.

    5. Bank Records of Advance. The Bank may enter in its business records the date and the amount of each advance, each conversion from one interest rate basis to another and each payment made pursuant to this Note and the Loan Agreement. The Bank's records of such advance, conversion or payment shall, in the absence of manifest error, be conclusively binding upon the Borrower. In the event the Bank gives notice or renders a statement by mailing such notice or statement to the Borrower, concerning any such advance, conversion or payment, or the amount of principal and interest due on this Note, the Borrower agrees that, unless the Bank receives a written notification of exceptions to this statement within forty-five
       (45) calendar days after such statement or notice is mailed, the statement or notice shall be an account stated, correct and acceptable and binding upon the Borrower.

    6. Advance Requests Exceeding Maximum Principal Amount. The Borrower shall not request the Bank to make any advances under this Note or the Loan Agreement which exceeds the Maximum Principal Amount set forth in Section A.2.b. of the Loan Agreement. In the event that the principal balance outstanding under this Note exceeds at any time the Maximum Principal Amount, the Borrower shall immediately, and without demand from the Bank, pay to the Bank the amount in excess thereof, and the Borrower agrees that until such excess is paid to the Bank, this Note shall evidence and be enforceable with respect to any and all amounts outstanding hereunder including such excess.

    7. Application of Payments. All payments received on this Note shall be applied first to the Bank's fees, costs and expenses which the Borrower is obligated to pay pursuant to the terms hereof and under any other Loan Document, then to accrued and unpaid interest and then to principal or such payments may be applied in such other order as the Bank in its sole discretion shall determine.

    8. Default Rate. At the Bank's option, interest will be assessed on any principal which remains unpaid at the maturity of this Note, whether by acceleration or otherwise, or upon and following any Event of Default, at a rate which is four percent (4%) higher than the rate otherwise charged hereunder (the "Default Rate") provided that at no time shall the Default Rate exceed the highest rate of interest allowed by law. Such Default Rate of interest shall also be charged on the amounts owed by the Borrower to the Bank pursuant to any judgments entered in favor of Bank in respect of this Note or any other Loan Document.

    9. Prepayment. Prepayment of principal may be made subject to payment of all amounts required to be paid in connection with such prepayment as provided in the Loan Agreement.

B.  Remedies.

    1. Generally. Upon and following an Event of Default, the Bank, at its option, may exercise any and all rights and remedies it has under this Note, the Loan Agreement and/or the other Loan Documents and under applicable law, including, without limitation, the right to charge and collect interest on the principal portion of the amounts outstanding hereunder at the Default Rate. Upon and following an Event of Default, the Bank may proceed to protect and enforce the Bank's rights under any Loan Document and/or under applicable law by action at law, in equity, or other appropriate proceeding, including, without limitation, an action for specific performance to enforce or aid in the enforcement of any provision contained herein or in any other Loan Document.

    2. Remedies Cumulative; No Waiver. The remedies hereunder and under the other Loan Documents are cumulative and concurrent, and are not exclusive of any other remedies available to the Bank. No failure or delay on the part of the Bank in the exercise of any right, power, remedy or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, remedy or privilege preclude any other or further exercise thereof, or the exercise of any other right, power, remedy or privilege.

C.  Miscellaneous.

    1. Governing Law. This Note shall be construed in accordance with and governed by the substantive laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

    2. Integration. This Note and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

    3. Amendment; Waiver. No amendment of this Note, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

    4. Successors and Assigns. This Note (i) shall be binding upon the Borrower and the Bank and their respective successors and permitted assigns, and
       (ii) shall inure to the benefit of the Borrower and the Bank and their respective successors and permitted assigns; provided, however, that the Borrower may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by the Borrower shall be void and of no effect with respect to the Bank.

    5. Severability. The illegality or unenforceability of any provision of this Note or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Note or any instrument or agreement required hereunder. In lieu of any illegal or unenforceable provision in this Note, there shall be added automatically as part of this Note a legal and enforceable provision as similar in terms to such illegal or unenforceable provision as may be possible.

    6. Inconsistencies. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of each Loan Document. The Borrower agrees that in the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan Documents shall not be construed against any one party but shall be interpreted consistent with the Bank's policies and procedures.

    7. Headings. The headings of sections and paragraphs have been included herein for convenience only and shall not be considered in interpreting this Note.

    8. Schedules. If a Schedule and/or an Exhibit is attached hereto, the provisions thereof are incorporated herein.

    9. Judicial Proceeding; Waivers.

       a. THE BORROWER AGREES THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE BANK OR THE BORROWER OR ANY SUCCESSOR OR ASSIGN OF THE BANK OR THE BORROWER, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.

       b. THE BANK AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

       c. THE BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT THE BANK WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

IN WITNESS WHEREOF, the Borrower has duly executed and delivered to the Bank this Note as of the date first above written.

ATTEST:                                 ECC INTERNATIONAL CORP.


By:  /s/  Richard F. Thompson               /s/  G. W. Murphy
     ----------------------------           -----------------------------------
     Name:  Richard F. Thompson             Name:  George W. Murphy
     Title: Secretary/Treasurer             Title: President/CEO

                                                  Address:  175 Stafford Avenue
                                                            Wayne, PA 19087
                                                  Telecopier No. (610) 254-9268

                                                      REVOLVING CREDIT NOTE
                                                   Obligation No.______________

                                                               October 13, 1995
                                                     Philadelphia, Pennsylvania

$4,000,000

FOR VALUE RECEIVED, and intending to be legally bound hereby, the undersigned Borrower, ECC SIMULATION LIMITED, unconditionally promises to pay to the order of FIRST FIDELITY BANK, NATIONAL ASSOCIATION (the "Bank"), the principal amount of all advances that are now or may hereafter be made hereunder and that are then outstanding, together with accrued, unpaid interest thereon and any unpaid costs and expenses payable hereunder, on September 19, 1997.

A.  Terms of Note.

    1. Interest Payments. Interest on the principal balance hereof shall, except as provided in subpart A.B. below, accrue at such rates and be payable in accordance with Section A.1. of that certain Revolving Credit Agreement dated September 20, 1994 between the Bank and the Borrower, as amended to date, including by Amendment (the "Amendment") of even date herewith (together with any exhibits thereto and amendments and modifications thereto in effect from time to time, the "Loan Agreement").

    2. Computation of Interest. Interest hereunder shall be computed daily in accordance with the Loan Agreement. All payments hereunder shall be made in lawful currency of the United States of America or in pounds sterling, as set forth in the Loan Agreement, and in immediately available funds at the Bank's address set forth in the Loan Agreement or at such other address as the Bank shall notify the Borrower of in writing.

    3. Incorporation by Reference. This Note is the Revolving Credit Note referred to in the Loan Agreement and is subject to the terms and conditions thereof, which terms and conditions are incorporated herein, including, without limitation, terms pertaining to definitions, representations, warranties, covenants, events of default and remedies. Any capitalized term used herein without definition shall have the definition contained in the Loan Agreement.

    4. Borrowing Requests; Crediting of Account. Any request for borrowing pursuant to this Note shall be made by the Borrower in writing in the form of a "Notice of Borrowing Under Revolving Credit" attached hereto as Exhibit A and in accordance with the terms of the Loan Agreement. Unless otherwise requested by the Borrower in writing at least five (5) Business Days prior to the date of a requested advance, each advance hereunder shall be made by crediting the Account as defined in the Loan Agreement with the amount of the advance. All advances made by crediting the Account or any other account of the Borrower at the Bank shall be conclusively presumed to have been properly authorized by the Borrower.

    5. Bank Records of Advance. The Bank may enter in its business records the date and the amount of each advance, each conversion from one interest rate basis to another and each payment made pursuant to this Note and the Loan Agreement. The Bank's records of such advance, conversion or payment shall, in the absence of manifest error, be conclusively binding upon the Borrower. In the event the Bank gives notice or renders a statement by mailing such notice or statement to the Borrower, concerning any such advance, conversion or payment, or the amount of principal and interest due on this Note, the Borrower agrees that, unless the Bank receives a written notification of exceptions to this statement within forty-five (45) calendar days after such statement or notice is mailed, the statement or notice shall be an account stated, correct and acceptable and binding upon the Borrower.

    6. Advance Requests Exceeding Maximum Principal Amount. The Borrower shall not request the Bank to make any advances under this Note or the Loan Agreement which exceeds the Maximum Principal Amount set forth in Section A.1.b. of the Loan Agreement. In the event that the principal balance outstanding under this Note exceeds at any time the Maximum Principal Amount, the Borrower shall, subject to the terms of the Amendment, immediately, and without demand from the Bank, pay to the Bank the amount in excess thereof, and the Borrower agrees that until such excess is paid to the Bank, this Note shall evidence and be enforceable with respect to any and all amounts outstanding hereunder including such excess.

    7. Application of Payments. All payments received on this Note shall be applied first to the Bank's fees, costs and expenses which the Borrower is obligated to pay pursuant to the terms hereof and under any other Loan Document, then to accrued and unpaid interest and then to principal or such payments may be applied in such other order as the Bank in its sole discretion shall determine.

    8. Default Rate. At the Bank's option, interest will be assessed on any principal which remains unpaid at the maturity of this Note, whether by acceleration or otherwise, or upon and following any Event of Default, at a rate which is four percent (4%) higher than the rate otherwise charged hereunder (the "Default Rate") provided that at no time shall the Default Rate exceed the highest rate of interest allowed by law. Such Default Rate of interest shall also be charged on the amounts owed by the Borrower to the Bank pursuant to any judgments entered in favor of Bank in respect of this Note or any other Loan Document.

        9. Prepayment. Prepayment of principal may be made subject to payment of all amounts required to be paid in connection with such prepayment as provided in the Loan Agreement.

B.      Remedies.

        1. Generally. Upon and following an Event of Default, the Bank, at its option, may exercise any and all rights and remedies it has under this Note, the Loan Agreement and/or the other Loan Documents and under applicable law, including, without limitation, the right to charge and collect interest on the principal portion of the amounts outstanding hereunder at the Default Rate. Upon and following an Event of Default, the Bank may proceed to protect and enforce the Bank's rights under any Loan Document and/or under applicable law by action at law, in equity, or other appropriate proceeding, including, without limitation, an action for specific performance to enforce or aid in the enforcement of any provision contained herein or in any other Loan Document.

        2. Remedies Cumulative; No Waiver. The remedies hereunder and under the other Loan Documents are cumulative and concurrent, and are not exclusive of any other remedies available to the Bank. No failure or delay on the part of the Bank in the exercise of any right, power, remedy or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, remedy or privilege preclude any other or further exercise thereof, or the exercise of any other right, power, remedy or privilege.

C.      Miscellaneous.

        1. Governing Law. This Note shall be construed in accordance with and governed by the substantive laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

        2. Integration. This Note and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

        3. Amendment; Waiver. No amendment of this Note, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

        4. Successors and Assigns. This Note (i) shall be binding upon the Borrower and the Bank and their respective successors and permitted assigns, and (ii) shall inure to the benefit of the Borrower and the Bank and their respective successors and permitted assigns; provided, however, that the Borrower may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by the Borrower shall be void and of no effect with respect to the Bank.

        5. Severability. The illegality or unenforceability of any provision of this Note or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Note or any instrument or agreement required hereunder. In lieu of any illegal or unenforceable provision in this Note, there shall be added automatically as part of this Note a legal and enforceable provision as similar in terms to such illegal or unenforceable provision as may be possible.

        6. Inconsistencies. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of each Loan Document. The Borrower agrees that in the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan Documents shall not be construed against any one party but shall be interpreted consistent with the Bank's policies and procedures.

        7. Headings. The headings of sections and paragraphs have been included herein for convenience only and shall not be considered in interpreting this Note.

        8. Schedules. If a Schedule and/or an Exhibit is attached hereto, the provisions thereof are incorporated herein.

        9.      Judicial Proceeding; Waivers.

                a. THE BORROWER AGREES THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE BANK OR THE BORROWER OR ANY SUCCESSOR OR ASSIGN OF THE BANK OR THE BORROWER, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.

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
    b. THE BANK AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

    c. THE BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT THE BANK WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

IN WITNESS WHEREOF, the Borrower has duly executed and delivered to the Bank this Note as of the date first above written.


ATTEST:                                 ECC SIMULATION LIMITED


/s/  Richard F. Thompson                By:  /s/  G.W. Murphy, Director
----------------------------                 -----------------------------------
Name:  Richard F. Thompson                   Name:  George W. Murphy
Title: Secretary/Treasurer                   Title: Director

                                                  Address:  175 Strafford Avenue
                                                            Wayne, PA 19087

                                                  Telecopier No. (215) 254-9268


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